                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY

                 FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

     FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of May 22, 2002 (this "AMENDMENT"), by and among (a) IESI CORPORATION, a Delaware corporation ("IESI"), IESI TX CORPORATION, a Texas corporation ("IESI TX"), IESI NY CORPORATION, a Delaware corporation ("IESI NY"), IESI NJ CORPORATION, a Delaware corporation ("IESI NJ"), IESI NJ RECYCLING CORPORATION, a Delaware corporation ("IESI RECYCLING"), IESI AR CORPORATION, an Arkansas corporation ("IESI AR"), IESI AR LANDFILL CORPORATION, an Arkansas corporation ("IESI AR LANDFILL"), IESI MO CORPORATION, a Missouri corporation ("IESI MO"), IESI OK CORPORATION, an Oklahoma corporation ("IESI OK"), IESI PA CORPORATION, a Delaware corporation ("IESI PA"), IESI PA BETHLEHEM LANDFILL CORPORATION, a Delaware corporation ("IESI BETHLEHEM"), IESI PA BLUE RIDGE LANDFILL CORPORATION, a Pennsylvania corporation ("IESI BLUE RIDGE"), IESI DE CORPORATION, a Delaware corporation (IESI DE"), IESI DE LP CORPORATION, a Delaware corporation ("IESI DE LP"), IESI TX GP CORPORATION, a Delaware corporation ("IESI TX GP"), IESI TX LANDFILL LP, a Texas limited partnership ("IESI TX LANDFILL"), IESI LA CORPORATION, a Delaware corporation ("IESI LA") and IESI LA LANDFILL CORPORATION, a Delaware corporation ("IESI LA LANDFILL" and, collectively with IESI, IESI TX, IESI NY, IESI NJ, IESI Recycling, IESI AR, IESI AR Landfill, IESI MO, IESI OK, IESI PA, IESI Bethlehem, IESI Blue Ridge, IESI DE, IESI DE LP, IESI TX GP, IESI TX Landfill and IESI LA, the "BORROWERS" and, each individually, a "BORROWER"), (b) FLEET NATIONAL BANK ("FLEET"), a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as administrative agent for itself and other lending institutions (in such capacity, the "ADMINISTRATIVE AGENT") which are, or may in the future become, parties to that certain Fourth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 14, 2001 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among the Borrowers, Fleet and certain other financial institutions from time to time parties thereto (collectively with Fleet, the "LENDERS"), LaSalle Bank National Association, as documentation agent (the "DOCUMENTATION AGENT"), and Credit Suisse First Boston and Citicorp North America, Inc., as syndication agents (collectively, the "SYNDICATION AGENTS", (c) the Documentation Agent and (d) the Syndication Agents.

     WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Documentation Agent and the Syndication Agents have agreed to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

     1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     2. AMENDMENTS TO SECTION 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the proper alphabetical order:

          "CONSOLIDATED SENIOR FUNDED DEBT. As at any date of determination, an amount equal to Consolidated Total Funded Debt MINUS Subordinated Debt."

          "MARGIN MODIFICATION DATE. The date on which the Borrowers shall have repaid the outstanding amount of the Term Loan in full, together with any and all accrued and unpaid interest thereon."

          "SENIOR LEVERAGE RATIO. As at any date of determination, the ratio of
     (a) Consolidated Senior Funded Debt outstanding on such date to (b) EBITDA for the Reference Period ending on such date."

          "SUBORDINATED NOTE INDENTURE. The Indenture, to be entered into by the Parent, the 'Subsidiary Guarantors' defined therein and The Bank of New York, as trustee thereunder, with respect to the Subordinated Notes, in the form provided to the Administrative Agent and containing substantially the same terms and conditions as set forth in the Description of Notes in the final offering circular, to be dated June 7, 2002, 2002, previously delivered to the Administrative Agent, and as the same may be supplemented, amended or modified from time to time in accordance with the terms hereof (including without limitation Section 9.8 hereof)."

          "SUBORDINATED NOTES. Any and all Notes Due 2012 issued by the Parent under and pursuant to the Subordinated Note Indenture, which Subordinated Notes contain substantially the same terms and conditions as set forth in the Description of Notes in the final offering circular, to be dated June 7, 2002, previously delivered to the Administrative Agent."

     (b) The definition of "APPLICABLE MARGIN" is hereby deleted in its entirety and replaced by the following definition:

          "APPLICABLE MARGIN. (a) From the Closing Date through and including the Margin Modification Date, for the period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "RATE ADJUSTMENT PERIOD"), the Applicable Margin shall be the applicable margin set forth below with respect to the Pricing Ratio, as determined for the Reference Period of the Borrowers ending on the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period:

                                             REVOLVING CREDIT LOANS         TERM LOAN
     ------------------------------------------------------------------------------------------------------
                                                                                                APPLICABLE
     LEVEL            PRICING                BASE RATE    EURODOLLAR   BASE RATE   EURODOLLAR   COMMITMENT
                       RATIO                    LOANS     RATE LOANS     LOANS     RATE LOANS    FEE RATE
     ------------------------------------------------------------------------------------------------------
       I            LESS THAN 2.50:1            0.25%        2.25%       1.25%        3.25%       0.375%
     ------------------------------------------------------------------------------------------------------
      II    GREATER THAN OR EQUAL TO 2.50:1     0.50%        2.50%       1.25%        3.25%       0.500%
                         and
                  LESS THAN  3.00:1
     ------------------------------------------------------------------------------------------------------
      III   GREATER THAN OR EQUAL TO 3.00:1     0.75%        2.75%       1.25%        3.25%       0.500%
                         and
                  LESS THAN 3.50:1
     ------------------------------------------------------------------------------------------------------
      IV    GREATER THAN OR EQUAL TO 3.50:1     1.00%        3.00%       1.25%        3.25%       0.500%
     ------------------------------------------------------------------------------------------------------

     and (b) following the Margin Modification Date, for each Rate Adjustment Period the Applicable Margin shall be the applicable margin set forth below with respect to the Pricing Ratio, as determined for the Reference Period of the Borrowers ending on the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period:

                                                              EURODOLLAR RATE       APPLICABLE
     LEVEL        PRICING RATIO             BASE RATE LOANS        LOANS        COMMITMENT FEE RATE
     ----------------------------------------------------------------------------------------------
       I            LESS THAN 2.50:1            0.25%              2.25%               0.375%
     ----------------------------------------------------------------------------------------------
      II    GREATER THAN OR EQUAL TO 2.50:1     0.50%              2.50%               0.500%
                         and
                  LESS THAN 3.00:1
     ----------------------------------------------------------------------------------------------
      III   GREATER THAN OR EQUAL TO 3.00:1     0.75%              2.75%               0.500%
                         and
                  LESS THAN 3.50:1
     ----------------------------------------------------------------------------------------------
      IV    GREATER THAN OR EQUAL TO 3.50:1     1.00%              3.00%               0.500%
                         and
                  LESS THAN 4.00:1
     ----------------------------------------------------------------------------------------------
      V    GREATER THAN OR EQUAL TO 4.00:1      1.25%              3.25%               0.500%
     ----------------------------------------------------------------------------------------------

          Notwithstanding the foregoing, (i) for the Loans outstanding and the Letter of Credit Fees and the Commitment Fee payable during the period commencing on the Closing Date through the date which is six (6) months following the Closing Date, the Applicable Margin shall be the Applicable Margin set forth in Level II in the tables above, and (ii) if the Borrowers fail to deliver any Compliance Certificate pursuant to Section 8.4(d) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth in the applicable table above."

     (b) The definition of "CHANGE OF CONTROL" is hereby amended by adding the following text at the end of such definition:

     "or, the occurrence of any 'CHANGE OF CONTROL' under and as defined in the Subordinated Note Indenture."

     (c) The definition of "SUBORDINATED DEBT" is hereby amended by deleting such definition in its entirety and substituting the following definition in lieu thereof:

          "SUBORDINATED DEBT. (a) Unsecured Indebtedness of the Borrowers with respect to promissory notes issued by any Borrower to a seller in connection with an acquisition permitted by Section 9.5.1 hereof that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by a written instrument provided to the Administrative Agent containing subordination provisions in substantially the form of EXHIBIT I or other terms reasonably acceptable to the Administrative Agent and the Required Lenders, (b) unsecured Indebtedness of the Parent (and subordinated unsecured guarantees thereof by its Subsidiaries) issued or to be issued pursuant to a debt offering or offerings, either pursuant to a public offering of debt securities or a private placement of debt securities on terms no less favorable to the Lenders than terms of "market" public senior subordinated unsecured debt and on terms and conditions acceptable to the Administrative Agent and the Required Lenders, and (c) unsecured Indebtedness of the Parent incurred pursuant to, and in accordance with, the Subordinated Note Indenture and the Subordinated Notes, and the unsecured guarantees thereof by the Subsidiaries of the Parent, PROVIDED that, with respect to this clause (c), upon receipt of the Net Cash Proceeds from the issuance of the Subordinated Notes, the Parent shall pay to the Administrative Agent, for the respect accounts of the Lenders, an amount equal to such Net Cash Proceeds to be applied to the outstanding Loans in accordance with Sections 2.11.3 and 3.6.3."

     3. AMENDMENT TO SECTION 3. Section 3.6.2 of the Credit Agreement is hereby amended by deleting the last sentence of such Section 3.6.2 in its entirety.

     4. AMENDMENT TO SECTION 6. Section 6 of the Credit Agreement is hereby amended by inserting the following new text immediately following the last sentence of Section 6 thereof:

          "The Borrowers hereby agree that upon the request of the Administrative Agent and the Required Lenders, they shall, as promptly as practicable, but in any event within 30 days, deliver titles to motor vehicles and mortgages on real estate and take such other steps as may be reasonably requested (including, without limitation, the delivery of legal opinions and title insurance) so as to provide the Lenders with a first priority security interest in such assets."

     5. AMENDMENTS TO SECTION 9. (a) Section 9.1 of the Credit Agreement is hereby amended by (i) deleting the phrase "the following" and inserting the clause "(i) Indebtedness permitted within this Section 9.1" in lieu thereof and
(ii) adding the following new text immediately following the word "thereto":

          "and (ii) Subordinated Debt permitted under Section 9.8"

     (b) Section 9.1(c) of the Credit Agreement is hereby amended by deleting such Section 9.1(c) in its entirety and substituting the following new
Section 9.1(c) in lieu thereof:

          "(c)   Intentionally Deleted"

     (c) Section 9.2.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" following clause (i) of such Section 9.2.2 and (ii) adding the following new text immediately following clause (ii) of such
Section 9.2.2:

          ",and (iii) restrictions contained in the Subordinated Note
          Indenture."

     (d)  Section 9.8 of the Credit Agreement is hereby amended by deleting such
Section 9.8 in its entirety and substituting the following new Section 9.8 in lieu thereof:

          "9.8. SUBORDINATED DEBT. The Borrowers will not:

          (a) create, incur, assume, guarantee or be or remain liable, contingently or otherwise for Subordinated Debt in excess of $250,000,000 PROVIDED that prior to the incurrence of Subordinated Debt, the Borrowers shall deliver a pro forma compliance certificate to the Administrative Agent certifying as of the date of the incurrence of such Subordinated Debt, after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; or

          (b) amend, supplement or otherwise modify the terms of the Subordinated Debt or prepay, redeem or repurchase any of the Subordinated Debt or elect or take any action to discharge or defease any of the Subordinated Notes under the Subordinated Note Indenture; PROVIDED that this Section 9.8 shall not restrict the right of the Parent to (i) amend the Subordinated Note Indenture or the Subordinated Notes to extend the maturity thereof or amend any terms therein so as to make such terms less restrictive on the Parent and its Subsidiaries or (ii) make other immaterial amendments to the Subordinated Note Indenture or the Subordinated Notes which are not adverse to the Administrative Agent or any of the Lenders; and PROVIDED, FURTHER, that this Section 9.8 shall not restrict the ability of the Parent to exchange the originally issued Subordinated Notes for registered notes (the "EXCHANGE NOTES") in accordance with the terms of the Subordinated Note Indenture so long as the terms of the Exchange Notes are no more restrictive on the Parent and its Subsidiaries than the Subordinated Notes being exchanged."

     6. AMENDMENTS TO SECTION 10. (a) Section 10 of the Credit Agreement is hereby amended by deleting Section 10.1 in its entirety and substituting the following new Section 10.1 in lieu thereof:

          "10.1. LEVERAGE RATIO. As at the end of any fiscal quarter, the Leverage Ratio for the Reference Period the ended shall not exceed 4.50:1.00."

     (b) Section 10 of the Credit Agreement is hereby further amended by deleting Section 10.2 in its entirety and substituting the following new
Section 10.2 in lieu thereof:

          10.2. INTEREST COVERAGE. As at the end of any fiscal quarter referenced in the table below, the ratio of (a) EBITDA for the Reference Period then ended to (b) Consolidated Total Interest Expense for such Reference Period shall not be less than the ratio set forth opposite such fiscal quarter in such table:

                FISCAL QUARTERS ENDING                      RATIO
          ---------------------------------------------------------------
                9/30/01 through 3/31/02                   2.50:1.00
          ---------------------------------------------------------------
                6/30/02 through 9/30/02                   3.50:1.00
          ---------------------------------------------------------------
                       12/31/02                           3.10:1.00
          ---------------------------------------------------------------

                        3/31/03                           2.75:1.00
          ---------------------------------------------------------------
                6/30/03 through 9/30/03                   2.40:1.00
          ---------------------------------------------------------------
                       12/31/03                           2.50:1.00
          ---------------------------------------------------------------
                3/31/03 and thereafter                    2.75:1.00
          ---------------------------------------------------------------

     (c) Section 10 of the Credit Agreement is hereby further amended by adding the following new Section 10.5 in appropriate numerical order:

          "10.5. SENIOR LEVERAGE RATIO. As at the end of any fiscal quarter, the Senior Leverage Ratio for the Reference Period then ended shall not exceed 3.00:1.00."

     7. AMENDMENT TO SECTION 13.1. Section 13.1 of the Credit Agreement is hereby amended by (a) deleting the word "or" following clause (l) of such
Section 13.1, (b) adding the word "or" immediately following the semicolon following clause (m) of such Section 13.1, and (c) adding the following new clause (n) to such Section 13.1:

          "(n)   any "DEFAULT" or "EVENT OF DEFAULT" under and as defined in the
     Subordinated Note Indenture or the Subordinated Notes shall have occurred;"

     8. ACKNOWLEDGMENT. The Parent has notified the Administrative Agent of its intention to amend its certificate of incorporation pursuant to the Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation in the form attached as EXHIBIT A hereto (the "CHARTER AMENDMENT"). By its signature below, (a) the Parent certifies that the Charter Amendment will not violate the provisions of Section 9.4 of the Credit Agreement, and (b) each of the Administrative Agent and the Required Lenders acknowledges that the notice of the Charter Amendment provided by the Parent in this Section 8 satisfies the notice requirements set forth in Section 9.4 of the Credit Agreement.

     9. EFFECTIVENESS. This Amendment shall be deemed to be effective upon the satisfaction of each of the following conditions precedent:

     (a) the Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by each Borrower and the Required Lenders;

     (b) each of the Borrowers shall have delivered to the Administrative Agent evidence satisfactory to the Administrative Agent that all corporate action necessary for the valid execution, delivery and performance by such Borrower of this Amendment has been duly and effectively taken; and

     (c) the Parent shall have issued Subordinated Notes pursuant to the Subordinated Note Indenture in an amount not less than $150,000,000 and shall upon receipt apply the Net Cash Proceeds thereof to the outstanding Loans in accordance with Sections 2.11.3 and 3.6.3 of the Credit Agreement.

     10. AMENDMENT FEE. Upon receipt of the proceeds from the issuance of the Subordinated Notes pursuant to the Subordinated Note Indenture, by their signatures hereto the Borrowers hereby agree to pay to the Administrative Agent, for the account of each Lender which returns an executed counterpart signature page to this Amendment to the Administrative Agent on or prior to 5:00 p.m. (Boston time) on May 22, 2002, an amendment fee equal to five (5) basis points on such Lender's Revolving Credit Commitment and interest in the Term Loan.

     11. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Banks as follows:

     (a) The execution and delivery by each Borrower of this Amendment, and the performance by each Borrower of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of each Borrower and, have been duly authorized by all necessary entity proceedings on behalf of each Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which any Borrower is subject or any Borrower's Governing Document or any stock provision or any amendment thereof or of any agreement or other instrument binding upon any Borrower.

     (b) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) Other than approvals or consents which have been obtained, no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by any Borrower of this Amendment or the Credit Agreement as amended hereby.

     (d) The representations and warranties contained in Section 7 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

     (e) (i) Each of the Borrowers' Governing Documents have not been amended since the date such Governing Documents were last certified to the Administrative Agent (or shall deliver the same if amended), and (ii) each of the Borrowers is in good standing or is authorized to do business in its state of incorporation and in each state in which such Borrower does business.

     (f) Each Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.

     12.  MISCELLANEOUS PROVISIONS

     (a) Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     (b) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF
LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     (c) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                                       IESI CORPORATION
                                       IESI TX CORPORATION
                                       IESI NY CORPORATION
                                       IESI NJ CORPORATION
                                       IESI NJ RECYCLING CORPORATION
                                       IESI AR CORPORATION
                                       IESI MO CORPORATION
                                       IESI AR LANDFILL CORPORATION
                                       IESI PA CORPORATION
                                       IESI TX GP CORPORATION
                                       WASTE WATCHERS, INC.
                                       IESI PA BETHLEHEM LANDFILL CORPORATION
                                       IESI PA BLUE RIDGE LANDFILL CORPORATION
                                       IESI LA CORPORATION
                                       IESI LA LANDFILL CORPORATION


                                       By:
                                          --------------------------------------
                                          Thomas J. Cowee, Senior Vice President

                                       IESI TX LANDFILL LP, By IESI TX GP
                                            Corporation, its General Partner


                                       By:
                                          --------------------------------------
                                          Thomas J. Cowee, Senior Vice President

                                       IESI DE CORPORATION
                                       IESI DE LP CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       FLEET NATIONAL BANK, individually
                                             and as Administrative Agent


                                       By:
                                          --------------------------------------
                                            Timothy M. Laurion, Managing
                                                   Director

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                          individually and as Documentation
                                          Agent


                                       By:
                                          --------------------------------------
                                            Name:

                                       CREDIT SUISSE FIRST BOSTON,
                                         individually and as Syndication Agent


                                       By:
                                          --------------------------------------
                                            Name:

                                       CITICORP NORTH AMERICA, INC.,
                                          individually and as Syndication
                                          Agent


                                       By:
                                          --------------------------------------
                                            Name:

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                          --------------------------------------
                                            Name:

                                       BNP PARIBAS


                                       By:
                                          --------------------------------------
                                            Name:


                                       By:
                                          --------------------------------------
                                            Name:

                                       COMERICA BANK


                                       By:
                                          --------------------------------------
                                            Name:

                                       FIRST BANK & TRUST (f/k/a First Bank
                                           Texas, N.A.)


                                       By:
                                          --------------------------------------
                                            Name:

                                       JP MORGAN CHASE BANK (f/k/a CHASE
                                       MANHATTAN BANK)


                                       By:
                                          --------------------------------------
                                            Name:

                                       CITICORP NORTH AMERICA, INC.


                                       By:
                                          --------------------------------------
                                            Name:

                                       INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                                       By:
                                          --------------------------------------
                                            Name:


                                       INDOSUEZ CAPITAL FUNDING IV, LP


                                       By:
                                          --------------------------------------
                                            Name:


                                       INDOSUEZ CAPITAL FUNDING III, LIMITED


                                       By:
                                          --------------------------------------
                                            Name:


                                       INDOSUEZ CAPITAL FUNDING VI, LIMITED


                                       By:
                                          --------------------------------------
                                            Name:


                                       RIVIERA FUNDING LLC


                                       By:
                                          --------------------------------------
                                            Name: